UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

On March 5, 2013, Ubiquity Broadcasting Corp. (formerly Fermo Group, Inc.) a Nevada corporation, (“UBC” or the “Company”), Ubiquity Acquisition Corporation, a Nevada corporation and wholly-owned subsidiary of the Company (“Ubiquity Acquisition”), and Ubiquity Broadcasting Corp., a Delaware corporation (“UBC-DE”)  entered into a Merger Agreement (the “Merger Agreement”) pursuant to which Ubiquity Acquisition will merge with and into UBC-DE in a statutory reverse triangular merger, with UBC-DE surviving as a wholly-owned subsidiary of the Company.  Prior to the merger, the Company increased the authorized shares of common stock from 75,000,000 to 200,000,000. The merger closed on September 20, 2013.

The following unaudited pro forma combined balance sheets and income statements are based on historical financial statements of Ubiquity Broadcasting Corp. (formerly Fermo Group, Inc.) a Nevada corporation, Ubiquity Acquisition Corporation, a Nevada corporation and wholly-owned subsidiary of the Company, and Ubiquity Broadcasting Corp., a Delaware corporation.  The unaudited pro forma combined financial statements are provided for information purposes only. The pro forma financial statements are not necessarily indicative of what the financial position or results of operations actually would have been had the acquisition been completed at the dates indicated below.  In addition, the unaudited pro forma combined financial statements do not purport to project the future financial position or operating results of the combined company.  The unaudited pro forma combined financial information has been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. For pro forma purposes:

•            The unaudited Pro Forma Combined Balance Sheets as of December 31, 2012 of the companies give effect to the Transaction as if it had occurred at the beginning of the 2012.

•            The unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2012 combines the income statements of the companies for the indicated periods, giving effect to the Transaction as if it had occurred at the beginning of 2012.

•            The unaudited Pro Forma Combined Balance Sheets as of December 31, 2011 of the companies give effect to the Transaction as if it had occurred at the beginning of 2011.

•            The unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2011 combines the income statements of the companies for the indicated periods, giving effect to the Transaction as if it had occurred at the beginning of 2011.

•            The unaudited Pro Forma Combined Balance Sheets as of June 30, 2013 of the companies give effect to the Transaction as if it had occurred at the beginning of 2013.

•            The unaudited Pro Forma Combined Statement of Operations for the six months ended June 30, 2013 combines the income statements of the companies for the indicated periods, giving effect to the Transaction as if it had occurred at the beginning of 2013.

UBIQUITY BROADCASTING CORPORATION

UBIQUITY BROADCASTING CORPORATION (FORMERLY FERMO GROUP, INC.)

PRO FORMA COMBINED BALANCE SHEETS (Unaudited)

AS OF DECEMBER 31, 2012

	Ubiquity Broadcasting Corporation	Ubiquity Broadcasting Corporation (formerly Fermo Group Inc.)	Pro Forma Adjustments	Total
ASSETS
Current Assets
Cash and cash equivalents	$118,663	$75		$118,738
Accounts receivable, net	29,600	0		29,600
Prepaid expenses	160,994	4,000		164,994
Notes receivable, net	216,439	0		216,439
Equipment deposit	0	1,500		1,500
Total Current Assets	525,696	5,575		531,271

Property and equipment, net	990,676	0		990,676

Other Assets
Intangible assets, net	8,527,252	0		8,527,252

TOTAL ASSETS	$10,043,624	$5,575		$10,049,199

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$831,026	$0		$831,026
Accrued expenses	1,809,015	4,600		1,813,615
Credit cards payable	455,174	0		455,174
Loans/leases payable	12,500	6,900		19,400

Total Liabilities	3,107,715	11,500		3,119,215

Stockholders’ Equity (Deficit)
Common stock	48,650	3,740	a7,480	59,870
Preferred stock	600	0		600
Additional paid-in capital	68,407,133	21,460	a(7,480)	68,421,113
Accumulated deficit	(61,520,474)	(31,125)		(61,551,599)
Total Stockholders’ Equity (Deficit)	6,935,909	(5,925)		6,929,984

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$10,043,624	$5,575		$10,049,199

See accompanying notes to the Pro Forma financial statements.

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UBIQUITY BROADCASTING CORPORATION

UBIQUITY BROADCASTING CORPORATION (FORMERLY FERMO GROUP, INC.)

PRO FORMA COMBINED STATEMENTS OF OPERATIONS (Unaudited)

YEAR ENDED DECEMBER 31, 2012

	Ubiquity Broadcasting Corporation	Ubiquity Broadcasting Corporation (formerly Fermo Group Inc.)	Pro Forma Adjustments	Total

REVENUES	$224,967	$0		$224,967
COST OF SALES	161,150	0		161,150
GROSS MARGIN	63,817	0		63,817

OPERATING EXPENSES
Meals and entertainment	57,709	0		57,709
Marketing	29,517	0		29,517
Outside services	258,660	0		258,660
Payroll expense	1,381,167	0		1,381,167
Stock-based compensation	6,986,061	0		6,986,061
Office and computer	140,820	0		140,820
Professional fees	685,517	9,700		695,217
Rent	466,030	0		466,030
Travel	105,691	0		105,691
Taxes	8,993	0		8,993
Charitable contributions	67,500	0		67,500
Bad debt expense	1,500	0		1,500
Depreciation and amortization	821,579	0		821,579
Other operating expenses	458,949	17,350		476,299
TOTAL OPERATING EXPENSES	11,469,693	27,050		11,496,743

LOSS FROM OPERATIONS	(11,405,876)	(27,050)		(11,423,926)

OTHER INCOME (EXPENSES)
Interest income	18	0		18
Other income	22,380	0		22,380
TOTAL OTHER INCOME (EXPENSES)	22,398	0		22,398
LOSS BEFORE PROVISION FOR INCOME TAXES	(11,383,478)	(27,050)		(11,410,528)

PROVISION FOR INCOME TAXES	0	0		0

NET LOSS	$(11,383,478)	$(27,050)		$(11,410,528)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	44,909,879	3,393,877		48,303,756

NET LOSS PER SHARE	$(0.25)	$(0.01)		$(0.26)

See accompanying notes to the Pro Forma financial statements.

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UBIQUITY BROADCASTING CORPORATION

UBIQUITY BROADCASTING CORPORATION (FORMERLY FERMO GROUP, INC.)

PRO FORMA COMBINED BALANCE SHEETS (Unaudited)

AS OF DECEMBER 31, 2011

	Ubiquity Broadcasting Corporation	Ubiquity Broadcasting Corporation (formerly Fermo Group Inc.)	Pro Forma Adjustments	Total
ASSETS
Current Assets
Cash and cash equivalents	$300,671	$3,000		$303,671
Accounts receivable, net	33,350	0		33,350
Prepaid expenses	192,935	0		192,935
Notes receivable, net	647,721	0		647,721
Total Current Assets	1,174,677	3,000		1,177,677

Property and equipment, net	1,169,734	0		1,169,734

Other Assets
Intangible assets, net	5,816,272	0		8,527,252

TOTAL ASSETS	$8,160,683	$3,000		$8,163,683

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$1,000,841	$0		$1,000,841
Accrued expenses	1,673,300	4,000		1,677,300
Credit cards payable	446,107	0		446,107
Loans/leases payable	71,072	75		71,147

Total Liabilities	3,191,320	4,075		3,195,395

Stockholders’ Equity (Deficit)
Common stock	41,305	3,000	a6,000	50,305
Preferred stock	600	0		600
Additional paid-in capital	55,064,454	0	a(6,000)	55,058,454
Accumulated deficit	(50,136,996)	(4,075)		(50,141,071)
Total Stockholders’ Equity (Deficit)	4,969,363	(1,075)		4,968,288

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$8,160,683	$3,000		$8,163,683

See accompanying notes to the Pro Forma financial statements.

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UBIQUITY BROADCASTING CORPORATION

UBIQUITY BROADCASTING CORPORATION (FORMERLY FERMO GROUP, INC.)

PRO FORMA COMBINED STATEMENTS OF OPERATIONS (Unaudited)

YEAR ENDED DECEMBER 31, 2011

	Ubiquity Broadcasting Corporation	Ubiquity Broadcasting Corporation (formerly Fermo Group Inc.)	Pro Forma Adjustments	Total

REVENUES	$692,777	$0		$692,777
COST OF SALES	412,269	0		412,269
GROSS MARGIN	280,508	0		280,508

OPERATING EXPENSES
Meals and entertainment	57,872	0		57,872
Marketing	136,027	0		136,027
Outside services	151,913	0		151,913
Payroll expense	1,299,561	0		1,299,561
Stock-based compensation	7,567,122	0		7,567,122
Office and computer	191,219	0		191,219
Professional fees	611,018	4,000		615,018
Rent	424,552	0		424,552
Travel	193,383	0		193,383
Taxes	420,738	0		420,738
Charitable contributions	29,805	0		29,805
Bad debt expense	105,145	0		105,145
Depreciation and amortization	769,093	0		769,093
Other operating expenses	474,375	75		474,450
TOTAL OPERATING EXPENSES	12,431,823	4,075		12,435,898

LOSS FROM OPERATIONS	(12,151,315)	(4,075)		(12,155,390)

OTHER INCOME (EXPENSES)
Interest income	419	0		419
TOTAL OTHER INCOME (EXPENSES)	419	0		419
LOSS BEFORE PROVISION FOR INCOME TAXES	(12,150,896)	(4,075)		(12,155,390)

PROVISION FOR INCOME TAXES	0	0		0

NET LOSS	$(12,150,896)	$(4,075)		$(12,154,971)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	38,494,873	3,000,000		41,494,873

NET LOSS PER SHARE	$(0.32)	$(0.00)		$(0.32)

See accompanying notes to the Pro Forma financial statements.

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UBIQUITY BROADCASTING CORPORATION

UBIQUITY BROADCASTING CORPORATION (FORMERLY FERMO GROUP, INC.)

PRO FORMA COMBINED BALANCE SHEETS (Unaudited)

AS OF JUNE 30, 2013

	Ubiquity Broadcasting Corporation	Ubiquity Broadcasting Corporation (formerly Fermo Group Inc.)	Pro Forma Adjustments	Total
ASSETS
Current Assets
Cash and cash equivalents	$99,144	$0		$99,144
Accounts receivable, net	33,350	0		33,350
Prepaid expenses	187,426	0		187,426
Notes receivable, net	313,485	0		313,485
Total Current Assets	633,405	0		633,405

Property and equipment, net	1,028,983	0		1,028,983

Other Assets
Intangible assets, net	8,365,446	0		8,365,446

TOTAL ASSETS	$10,027,834	$0		$10,027,834

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$534,420	$0		$534,420
Accrued expenses	2,156,926	7,531		2,164,457
Credit cards payable	455,305	0		455,305
Loans/leases payable	273,499	2,350		275,849

Total Liabilities	3,420,150	9,881		3,430,031

Stockholders’ Equity (Deficit)
Common stock	54,415	3,740	a7,480	65,635
Additional paid-in capital	71,927,931	29,160		71,949,611
Accumulated deficit	(63,374,662)	(42,781)	a(7,480)	(65,417,443)
Total Stockholders’ Equity (Deficit)	6,607,684	(9,881)		6,597,803

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$10,027,834	$0		$10,027,834

See accompanying notes to the Pro Forma financial statements.

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UBIQUITY BROADCASTING CORPORATION

UBIQUITY BROADCASTING CORPORATION (FORMERLY FERMO GROUP, INC.)

PRO FORMA COMBINED STATEMENTS OF OPERATIONS (Unaudited)

SIX MONTHS ENDED JUNE 30, 2013

	Ubiquity Broadcasting Corporation	Ubiquity Broadcasting Corporation (formerly Fermo Group Inc.)	Pro Forma Adjustments	Total

REVENUES	$38,987	$0		$38,987
COST OF SALES	25,382	0		25,382
GROSS MARGIN	13,605	0		13,605

OPERATING EXPENSES
Meals and entertainment	22,308	0		22,308
Marketing	36,026	0		36,026
Outside services	411,302	0		411,302
Payroll expense	1,081,924	0		1,081,924
Stock-based compensation	726,710	0		726,710
Office and computer	81,022	0		81,022
Professional fees	552,132	11,594		563,726
Rent	210,378	0		210,378
Travel	31,550	0		31,550
Charitable contributions	5,000	0		5,000
Depreciation and amortization	547,791	0		547,791
Other operating expenses	161,650	62		161,712
TOTAL OPERATING EXPENSES	3,867,793	11,656		3,879,449

LOSS FROM OPERATIONS	(3,854,188)	(11,656)		(3,865,844)

LOSS BEFORE PROVISION FOR INCOME TAXES	(3,854,188)	(11,656)		(3,865,844)

PROVISION FOR INCOME TAXES	0	0		0

NET LOSS	$(3,854,188)	$(11,656)		$(3,865,844)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	52,230,686	11,220,000		63,450,686

NET LOSS PER SHARE	$(0.07)	$(0.00)		$(0.07)

See accompanying notes to the Pro Forma financial statements.

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UBIQUITY BROADCASTING CORPORATION

UBIQUITY BROADCASTING CORPORATION (FORMERLY FERMO GROUP, INC.)

NOTES TO THE PRO FORMA ADJUSTMENTS

a)         3-to-1 forward stock split of Ubiquity Broadcasting Corp. (formerly Fermo Group, Inc.) common stock

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